UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2022

GRANITE CONSTRUCTION INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12911	77-0239383
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on April 14, 2022, the parties in Davydov v. Roberts et al., a stockholder derivative action filed in the Delaware Court of Chancery, the plaintiff in English v. Roberts et al., a stockholder derivative action filed in the U.S. District Court for the Northern District of California, and the Company entered into a Stipulation of Compromise and Settlement. On April 29, 2022, the court in Davydov entered a scheduling order scheduling a hearing to determine the fairness of the settlement on July 12, 2022. Pursuant to the scheduling order, notice concerning the settlement and hearing was disseminated to stockholders by counsel to the plaintiffs in Davydov and English. A copy of that notice is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Notice of Pendency and Proposed Settlement of Actions.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: June 9, 2022